================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  _____________


                                    FORM 8-K

                                  _____________


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 17, 2004




                             SALON MEDIA GROUP, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                   0-26395                     94-3228750
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION      (COMMISSION                 (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)



          22 FOURTH STREET, 11TH FLOOR, SAN FRANCISCO, CA         94103
--------------------------------------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (415) 645-9200
                                                      --------------------------




--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[_] WRITTEN COMMUNICATION PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
[_] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)
[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))
[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 17, 2004, Scott Rosenberg, the Senior Vice President - Editorial Operations of Salon Media Group, Inc. (Salon) resigned and was replaced by Joan Walsh. Ms. Walsh served as Salon's News Editor from October 1998 to October 1999. From October 1999 to November 2003 she served as Vice President of News. From November 2003 to November 2004 she served as Vice President Co-Managing Editor. Prior to joining Salon, Ms. Walsh was a freelance writer for approximately ten years.







SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SALON MEDIA GROUP, INC.


Dated:  11/23/04                           /s/ Elizabeth Hambrecht
                                           -------------------------------
                                           Elizabeth Hambrecht, President,
                                           Chief Financial Officer, and
                                           Secretary